EXHIBIT 99C

                        DEFINITIVE COPY OF FORM OF PROXY
                         FOR USE BY THE SHAREHOLDERS OF
                      THE FIRST NATIONAL BANK OF MARYSVILLE

                                      R-34

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                      THE FIRST NATIONAL BANK OF MARYSVILLE

                                      PROXY


         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Pamela Ford and Sarah Fitting and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of The First National Bank of Marysville (the "Bank") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Bank to be held at Bethany United Methodist Church, 400 Lansvale Street, Marysville, Pennsylvania 17053 on Wednesday, January 20, 1999, at 2:00 p.m., Eastern Standard Time, and at any adjournment or postponement thereof as follows:


1. PROPOSAL TO APPROVE AND ADOPT THE PLAN OF REORGANIZATION AND PLAN OF MERGER DATED AS OF SEPTEMBER 10, 1998, PROVIDING, AMONG OTHER THINGS, FOR THE MERGER OF THE BANK AND THE FIRST NATIONAL INTERIM BANK OF MARYSVILLE (THE "INTERIM BANK"), A NATIONAL BANKING ASSOCIATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES AND A SUBSIDIARY OF THE FIRST PERRY BANCORP, INC. (THE "HOLDING COMPANY"), AND FOR THE AUTOMATIC CONVERSION OF EACH SHARE OF THE COMMON STOCK OF THE BANK INTO TWO (2) SHARES OF THE COMMON STOCK OF THE HOLDING COMPANY.

     [  ]  FOR            [  ]  AGAINST              [  ]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.


2. PROPOSAL TO ADJOURN THE SPECIAL MEETING OF SHAREHOLDERS TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO CONSTITUTE A QUORUM OR TO APPROVE THE PLAN OF REORGANIZATION AND PLAN OF MERGER.

     [  ]  FOR           [  ]  AGAINST              [  ]  ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.


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3.   In their  discretion,  the proxies are  authorized  to vote upon such other business as may properly come before the Special Meeting of Shareholders and any adjournment or other postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                      Dated:                       , 199___




                                      Signature


                                      Signature



Number of Shares Held of Record on December 11, 1998:

----------------


     THIS  PROXY  MUST BE  DATED,  SIGNED  BY THE  SHAREHOLDER(S)  AND  RETURNED
PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

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